John Hancock Bond Fund (the fund)
Supplement dated 7—1—11 to the current Class A, Class B and Class C shares Prospectus
In the “Fund summary” section, the information under the headings “Fees and expenses” and “Expense example” is amended and restated by the following:
Fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 13 to 14 of the prospectus under “Sales charge reductions and waivers” or pages 50 to 54 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases as a % of purchase price	4.50	—	—
	1.00
Maximum deferred sales charge (load)	(on purchases of
as a % of purchase or sale price, whichever is less	$1 million or more)	5.00	1.00

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fee[1]	0.49	0.49	0.49
Distribution and service (12b-1) fees	0.30	1.00	1.00
Other expenses[2]	0.34	0.34	0.34
Total annual fund operating expenses	1.13	1.83	1.83
Contractual expense reimbursement[3]	-0.05	-0.05	-0.05
Total annual fund operating expenses after expense reimbursements	1.08	1.78	1.78

1	Reflects the new management fee rate, which is effective July 1, 2011.

2	“Other expenses” reflects a change in the contractual transfer agency and service agreement effective July 1, 2010.

3	The adviser has contractually agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the fund in order to reduce the total annual fund operating expenses for Class A, Class B and Class C shares by 0.05% of the fund’s average daily net assets. These fee waivers and/or reimbursements expire on September 30, 2012, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.
Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time period indicated (Kept column) and then a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C
Shares	Sold	Kept	Sold	Kept	Sold	Kept
1 Year	555	555	681	181	281	181
3 Years	788	788	871	571	571	571
5 Years	1,040	1,040	1,186	986	986	986
10 Years	1,759	1,759	1,960	1,960	2,144	2,144
In the “Fund details” section, under the heading “Who’s who — Investment adviser — Management fee,” the disclosure regarding the fund’s management fee schedule is modified by the following:
Effective as of July 1, 2011, the fund pays John Hancock Advisers, LLC a management fee stated as an annual percentage of the fund’s current value of net assets determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund:

Average Daily Net Assets	Annual Rate
First $500 million	0.500%
Next $500 million	0.475%
Next $500 million	0.450%
Next $500 million	0.450%
Next $500 million	0.400%
Excess over $2.5 billion	0.350%
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Bond Fund (the fund)
Supplement dated 7—1—11 to the current Class I shares Prospectus
In the “Fund summary” section, the information under the headings “Fees and expenses” and “Expense example” is amended and restated by the following:
Fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class I
Maximum front-end sales charge (load) on purchases as a % of purchase price	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class I
Management fee[1]	0.49
Other expenses	0.13
Total annual fund operating expenses	0.62
Contractual expense reimbursement[2]	-0.05
Total annual fund operating expenses after expense reimbursements	0.57

1	Reflects the new management fee rate, which is effective July 1, 2011.

2	The adviser has contractually agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the fund in order to reduce the total annual fund operating expenses for Class I shares by 0.05% of the fund’s average daily net assets. These fee waivers and/or reimbursements expire on September 30, 2012, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.
Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I
1 Year	58
3 Years	193
5 Years	341
10 Years	769
In the “Fund details” section, under the heading “Who’s who — Investment adviser — Management fee,” the disclosure regarding the fund’s management fee schedule is modified by the following:
Effective as of July 1, 2011, the fund pays John Hancock Advisers, LLC a management fee stated as an annual percentage of the fund’s current value of net assets determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund:

Average Daily Net Assets	Annual Rate
First $500 million	0.500%
Next $500 million	0.475%
Next $500 million	0.450%
Next $500 million	0.450%
Next $500 million	0.400%
Excess over $2.5 billion	0.350%
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.